Exhibit 10.2

NONQUALIFIED STOCK OPTION AGREEMENT

AQUAMED TECHNOLOGIES, INC.

2019 LONG-TERM INCENTIVE PLAN

1.          Grant of Option. Pursuant to the AquaMed Technologies, Inc. 2019 Long-Term Incentive Plan (the “Plan”) for Employees, Contractors, and Outside Directors of AquaMed Technologies, Inc., a Delaware corporation (the “Company”), the Company grants to

________________________

(the “Participant”),

an option (the “Stock Option”) to purchase a total of ___________________ (__________) full shares of Common Stock of the Company (the “Optioned Shares”) at an “Option Price” equal to $________ per share (being equal to the Fair Market Value per share of the Common Stock on the Date of Grant).

The “Date of Grant” of this Stock Option is _________________, 20__. The “Option Period” shall commence on the Date of Grant and shall expire on the tenth (10th) anniversary of the Date of Grant, unless terminated earlier in accordance with Section 4 below. The Stock Option is a Nonqualified Stock Option. This Stock Option is intended to comply with the provisions governing nonqualified stock options under the final Treasury Regulations issued on April 17, 2007, in order to exempt this Stock Option from application of Section 409A of the Code.

2.          Subject to Plan. The Stock Option and its exercise are subject to the terms and conditions of the Plan, and the terms of the Plan shall control to the extent not otherwise inconsistent with the provisions of this Nonqualified Stock Option Agreement (this “Agreement”). The capitalized terms used herein that are defined in the Plan shall have the same meanings assigned to them in the Plan. The Stock Option is subject to any rules promulgated pursuant to the Plan by the Board or the Committee and communicated to the Participant in writing. In addition, if the Plan previously has not been approved by the Company’s stockholders, the Stock Option is granted subject to such stockholder approval.

3.          Vesting; Time of Exercise. Except as specifically provided in this Agreement and subject to certain restrictions and conditions set forth in the Plan, the Optioned Shares shall be vested and the Stock Option shall be exercisable as follows:

a.           ________________ (_______) of the total Optioned Shares shall vest and that portion of the Stock Option shall be exercisable on the Date of Grant.

b.           ________________ (_______) of the total Optioned Shares shall vest and that portion of the Stock Option shall become exercisable on __________________, provided the Participant is employed by (or, if the Participant is a Contractor or an Outside Director, is providing services to) the Company or a Subsidiary on that date.

c.           ________________ (_______) of the total Optioned Shares shall vest and that portion of the Stock Option shall become exercisable on __________________, provided the Participant is employed by (or, if the Participant is a Contractor or an Outside Director, is providing services to) the Company or a Subsidiary on that date.

d.           ________________ (_______) of the total Optioned Shares shall vest and that portion of the Stock Option shall become exercisable on __________________, provided the Participant is employed by (or, if the Participant is a Contractor or an Outside Director, is providing services to) the Company or a Subsidiary on that date.

4.           Term; Forfeiture.

a.           Except as otherwise provided in this Agreement, to the extent the unexercised portion of the Stock Option relates to Optioned Shares which are not vested on the date of the Participant’s Termination of Service, the Stock Option will be terminated on that date. The unexercised portion of the Stock Option that relates to Optioned Shares which are vested will terminate at the first of the following to occur:

i.            5 p.m. on the date the Option Period terminates;

ii.         5 p.m. on the date which is twelve (12) months following the date of the Participant’s Termination of Service due to death or Total and Permanent Disability;

iii.         immediately upon the Participant’s Termination of Service by the Company for Cause (as defined herein);

iv.         immediately upon the Participant’s violation of any non-compete or non-solicitation agreement entered into between the Company and the Participant;

v.           5 p.m. on the date which is twelve (12) months following the date of the Participant’s Termination of Service for any reason not otherwise specified in this Section 4.a.; or

vi.         5 p.m. on the date the Company causes any portion of the Stock Option to be forfeited pursuant to Section 7 hereof.

b.           For purposes hereof, “Cause” shall have the meaning ascribed to such term in any employment, consulting, or other service agreement in effect by and between the Company and the Participant; provided, however, at any time there is no such agreement in effect, or if such agreement does not define such term, the term “Cause” shall mean (i) the Participant’s commission of a dishonest or fraudulent act in connection with the Participant’s employment with or service to the Company, or the misappropriation of Company property; (ii) the Participant’s conviction of, or plea of nolo contendere to, a felony or crime involving dishonesty; (iii) the Participant’s inattention to duties, unsatisfactory performance, or failure to perform the Participant’s duties hereunder, provided in each case the Company gives the Participant written notice and thirty (30) days to correct the Participant’s performance to the Company’s satisfaction; (iv) a substantial failure to comply with the Company’s policies; (v) a material and willful breach of the Participant’s fiduciary duties in any material respect, provided in each case the Company gives the Participant written notice and thirty (30) days to correct the breach to the Company’s satisfaction; (vi) the Participant’s failure to comply in any material respect with any legal written directive of the Board; or (vii) any act or omission of the Participant which is of substantial detriment to the Company because of the Participant’s intentional failure to comply with any statute, rule, or regulation, except any act or omission believed by the Participant in good faith to have been in or not opposed to the best interests of the Company (without intent of the Participant to gain, directly or indirectly, a profit to which the Participant was not legally entitled). Any determination of whether the Participant should be terminated for Cause pursuant to this Agreement shall be made in the sole, good faith discretion of the Board, and shall be binding upon all parties affected thereby.

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5.          Who May Exercise. Subject to the terms and conditions set forth in Sections 3 and 4 above, during the lifetime of the Participant, the Stock Option may be exercised only by the Participant, or by the Participant’s guardian or personal or legal representative. If the Participant’s Termination of Service is due to his death prior to the dates specified in Section 4.a. hereof, and the Participant has not exercised the Stock Option as to the maximum number of vested Optioned Shares as set forth in Section 3 hereof as of the date of death, the following persons may exercise the exercisable portion of the Stock Option on behalf of the Participant at any time prior to the earliest of the dates specified in Section 4.a. hereof: the personal representative of his estate or the person who acquired the right to exercise the Stock Option by bequest or inheritance or by reason of the death of the Participant, provided that the Stock Option shall remain subject to the other terms of this Agreement, the Plan, and all Applicable Laws.

6.          No Fractional Shares. The Stock Option may be exercised only with respect to full shares, and no fractional share of Common Stock shall be issued.

7.          Manner of Exercise. Subject to such administrative regulations as the Committee may from time to time adopt, the Stock Option may be exercised by the delivery of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised and the date of exercise thereof (the “Exercise Date”). On the Exercise Date, the Participant shall deliver to the Company consideration with a value equal to the total Option Price of the shares to be purchased, payable as follows: (a) cash, check, bank draft, or money order payable to the order of the Company; (b) if the Company, in its sole discretion, so consents in writing, Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, and which the Participant has not acquired from the Company within six (6) months prior to the Exercise Date; (c) if the Company, in its sole discretion, so consents in writing, by delivery (including by FAX) to the Company or its designated agent of an executed irrevocable option exercise form together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price; (d) by requesting the Company to withhold the number of shares otherwise deliverable upon exercise of the Stock Option by the number of shares of Common Stock having an aggregate Fair Market Value equal to the aggregate Option Price at the time of exercise (i.e., a cashless net exercise); and/or (e) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described herein within three (3) business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void, and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

Upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be electronically registered in the Participant’s name (or the name of the person exercising the Participant’s Stock Option in the event of his death), promptly after the Exercise Date. The Company shall not issue certificates for Common Stock unless the Participant (or the person exercising the Participant’s Stock Option in the event of his death) requests delivery of the certificates for the Common Stock in writing and in accordance with the procedures established by the Committee. The Company shall deliver the certificates as soon as administratively practicable following the Company’s receipt of the written request from the Participant (or the person exercising the Participant’s Stock Option in the event of his death) for delivery of the certificates.

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The obligation of the Company to register or deliver such shares of Common Stock shall, however, be subject to the condition that, if at any time the Company shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, then the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

If the Participant fails to pay for any of the Optioned Shares specified in such notice or fails to accept delivery thereof, then that portion of the Participant’s Stock Option and the right to purchase such Optioned Shares may be forfeited by the Participant.

8.          Nonassignability. The Stock Option is not assignable or transferable by the Participant except by will or by the laws of descent and distribution.

9.          Rights as Stockholder. The Participant will have no rights as a stockholder with respect to any of the Optioned Shares until the issuance of a certificate or certificates to the Participant or the registration of such shares in the Participant’s name for the shares of Common Stock. The Optioned Shares shall be subject to the terms and conditions of this Agreement. Except as otherwise provided in Section 10 hereof, no adjustment shall be made for dividends or other rights for which the record date is prior to the issuance of such certificate or certificates or the registration of such shares in the Participant’s name. The Participant, by his execution of this Agreement, agrees to execute any documents requested by the Company in connection with the issuance of the shares of Common Stock.

10.         Adjustment of Number of Optioned Shares and Related Matters. The number of shares of Common Stock covered by the Stock Option, and the Option Prices thereof, shall be subject to adjustment in accordance with Articles 11 - 13 of the Plan.

11.         Nonqualified Stock Option. The Stock Option shall not be treated as an Incentive Stock Option.

12.         Voting. The Participant, as record holder of some or all of the Optioned Shares following exercise of this Stock Option, has the exclusive right to vote, or consent with respect to, such Optioned Shares until such time as the Optioned Shares are transferred in accordance with this Agreement; provided, however, that this Section shall not create any voting right where the holders of such Optioned Shares otherwise have no such right.

13.         Specific Performance. The parties acknowledge that remedies at law will be inadequate remedies for breach of this Agreement and consequently agree that this Agreement shall be enforceable by specific performance. The remedy of specific performance shall be cumulative of all of the rights and remedies at law or in equity of the parties under this Agreement.

14.         Participant’s Representations. Notwithstanding any of the provisions hereof, the Participant hereby agrees that he will not exercise the Stock Option granted hereby, and that the Company will not be obligated to issue any shares to the Participant hereunder, if the exercise thereof or the registration or issuance of such shares shall constitute a violation by the Participant or the Company of any provision of any law or regulation of any governmental authority. Any determination in this connection by the Company shall be final, binding, and conclusive. The obligations of the Company and the rights of the Participant are subject to all Applicable Laws, rules, and regulations.

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15.         Investment Representation. Unless the shares of Common Stock are issued to the Participant in a transaction registered under applicable federal and state securities laws, by his execution hereof, the Participant represents and warrants to the Company that all Common Stock which may be purchased hereunder will be acquired by the Participant for investment purposes for his own account and not with any intent for resale or distribution in violation of federal or state securities laws. Unless the Common Stock is issued to him in a transaction registered under the applicable federal and state securities laws, all certificates issued with respect to the Common Stock shall bear an appropriate restrictive investment legend and shall be held indefinitely, unless they are subsequently registered under the applicable federal and state securities laws or the Participant obtains an opinion of counsel, in form and substance satisfactory to the Company and its counsel, that such registration is not required.

16.         Participant’s Acknowledgments. The Participant acknowledges that a copy of the Plan has been made available for his review by the Company and represents that he is familiar with the terms and provisions thereof, and hereby accepts this Stock Option subject to all the terms and provisions thereof. The Participant hereby agrees to accept as binding, conclusive, and final all decisions or interpretations of the Committee or the Board, as appropriate, upon any questions arising under the Plan or this Agreement.

17.         Law Governing. This Agreement shall be governed by, construed, and enforced in accordance with the laws of the State of Delaware (excluding any conflict of laws rule or principle of Delaware law that might refer the governance, construction, or interpretation of this Agreement to the laws of another state).

18.         No Right to Continue Service or Employment. Nothing herein shall be construed to confer upon the Participant the right to continue in the employ or to provide services to the Company or any Subsidiary, whether as an Employee, Contractor, or Outside Director, or to interfere with or restrict in any way the right of the Company or any Subsidiary to discharge the Participant as an Employee, Contractor, or Outside Director at any time (subject to any contract rights of the Participant).

19.         Legal Construction. In the event that any one or more of the terms, provisions, or agreements that are contained in this Agreement shall be held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect for any reason, the invalid, illegal, or unenforceable term, provision, or agreement shall not affect any other term, provision, or agreement that is contained in this Agreement, and this Agreement shall be construed in all respects as if the invalid, illegal, or unenforceable term, provision, or agreement had never been contained herein.

20.         Covenants and Agreements as Independent Agreements. Each of the covenants and agreements that is set forth in this Agreement shall be construed as a covenant and agreement independent of any other provision of this Agreement. The existence of any claim or cause of action of the Participant against the Company, whether predicated on this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants and agreements that are set forth in this Agreement.

21.         Entire Agreement. This Agreement together with the Plan supersede any and all other prior understandings and agreements, either oral or in writing, between the parties with respect to the subject matter hereof and constitute the sole and only agreements between the parties with respect to the said subject matter. All prior negotiations and agreements between the parties with respect to the subject matter hereof are merged into this Agreement. Each party to this Agreement acknowledges that no representations, inducements, promises, or agreements, orally or otherwise, have been made by any party or by anyone acting on behalf of any party, which are not embodied in this Agreement or the Plan and that any agreement, statement, or promise that is not contained in this Agreement or the Plan shall not be valid or binding or of any force or effect.

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22.         Parties Bound. The terms, provisions, and agreements that are contained in this Agreement shall apply to, be binding upon, and inure to the benefit of the parties and their respective heirs, executors, administrators, legal representatives, and permitted successors and assigns, subject to the limitation on assignment expressly set forth herein.

23.         Modification. No change or modification of this Agreement shall be valid or binding upon the parties unless the change or modification is in writing and signed by the parties; provided, however, that the Company may change or modify this Agreement without the Participant’s consent or signature if the Company determines, in its sole discretion, that such change or modification is necessary for purposes of compliance with or exemption from the requirements of Section 409A of the Code or any regulations or other guidance issued thereunder. Notwithstanding the preceding sentence, the Company may amend the Plan to the extent permitted by the Plan.

24.         Headings. The headings that are used in this Agreement are used for reference and convenience purposes only and do not constitute substantive matters to be considered in construing the terms and provisions of this Agreement.

25.         Gender and Number. Words of any gender used in this Agreement shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, and vice versa, unless the context requires otherwise.

26.         Notice. Any notice required or permitted to be delivered hereunder shall be deemed to be delivered only when actually received by the Company or by the Participant, as the case may be, at the addresses set forth below, or at such other addresses as they have theretofore specified by written notice delivered in accordance herewith:

a.           Notice to the Company shall be addressed and delivered as follows:

AquaMed Technologies, Inc.

_____________________________

_____________________________

Attn: David Johnson

Facsimile:______________________

b.           Notice to the Participant shall be addressed and delivered as set forth on the signature page.

27.         Tax Requirements. The Participant is hereby advised to consult immediately with his own tax advisor regarding the tax consequences of this Agreement. The Company or, if applicable, any Subsidiary (for purposes of this Section 27, the term “Company” shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan and this Agreement, any federal, state, local, or other taxes required by law to be withheld in connection with this Award. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant’s income arising with respect to this Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the registration of such shares in the Participant’s name or the delivery of any certificate representing shares of Common Stock, if such certificate is requested by the Participant in accordance with Section 8.3(c) of the Plan. Such payment may be made by (a) the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding obligations of the Company; (b) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock that the Participant has not acquired from the Company within six (6) months prior to the date of exercise, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (c) below) the required tax withholding payment; (c) if the Company, in its sole discretion, so consents in writing, the Company’s withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate Fair Market Value that equals (but does not exceed) the required tax withholding payment; or (d) any combination of (a), (b), or (c). The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant.

[Remainder of Page Intentionally Left Blank;

Signature Page Follows.]

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IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer, and the Participant, to evidence his consent and approval of all the terms hereof, has duly executed this Agreement, as of the date specified in Section 1 hereof.

COMPANY:

AQUAMED TECHNOLOGIES, INC.

By:
Name:
Title:

PARTICIPANT:

Signature

Name:

Address:

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